Exhibit 99.1

 January 2022  Gary MaharajPresident and CEOTim ArensSenior Vice President of Finance, IT and CFO  1  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

 Some of the statements made during this presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about growth opportunities, expected revenue growth and annual growth rates, our fiscal 2022 strategic objectives, statements about the commercialization potential of the SurVeil™ drug coated balloon (“DCB”), statements about the premarket approval and commercial launch of the SurVeil DCB, the expected timing of market evaluations of our products, statements about future potential revenue from our Development and Commercialization Agreement with Abbott Vascular, Inc., expectations regarding completion of the 5-year follow-up in the TRANSCEND study, fiscal 2022 financial guidance, and estimates of future revenues related to the TRANSCEND study, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including (1) our ability to successfully develop and commercialize our SurVeil™ DCB (including realization of the full potential benefits of our agreement with Abbott), Avess™ DCB, Sundance™ DCB and other proprietary products; (2) our reliance on third parties (including our customers and licensees) and their failure to successfully develop, obtain regulatory approval for, market and sell products incorporating our technologies; (3) possible adverse market conditions and possible adverse impacts on our cash flows; (4) the impacts, duration and severity of the global COVID-19 pandemic and the effects of responses to it on healthcare systems, the general economy, our business partners, and our operations; (5) whether anticipated increases in our operating expenses are effective in generating profitable revenues; and (6) the factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and updated in our subsequent reports filed with the SEC. These reports are available in the Investors section of our website at https://surmodics.gcs-web.com and at the SEC website at www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.  2  Safe Harbor  CAUTION: SurVeil™, Sundance™ and Avess™ Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

 We Are On A Mission  Simply Better.  Because technology innovation is only as good as the confidence and adoption of its users. We believe simpler and better is the way to go to enable greater access to care by giving physicians the freedom to treat, anytime, anywhere.   Simply Better.    3  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.  Simply Strong  Simply Solid  Simply Radial  Simply Pounce  Simply DCB  Simply Driven  Simply Surmodics

4

Simply **Surmodics.**

Growth Opportunity:

High-growth, underpenetrated market opportunities serving current trends and future market needs

Core Business:

Strong source of operating cash fuels growth initiatives and commercial operations

- Strong and growing businesses
- High ROIC

Who are we? Learn more about us.

Vascular Device Platforms

Sublime™ Radial Access Platform
Pounce™ Arterial Thrombectomy
Pounce™ Venous Thrombectomy
Drug-Coated Balloons


SURMODICS

Performance Coatings

Hemocompatible Coatings
Drug-Delivery Coatings
Hydrophilic Coatings
Combination Coatings

In Vitro Diagnostics (IVD)

Stopping Solutions & Support Reagents
Protein Stabilizers & ELISA Substrates
Antigens & Antibodies (Diarect™)
Microarray Slides & Surfaces

Simply **Better.**
Simply Surmodics
Simply Driven
Simply DCB
Simply Pounce
Simply Radial
Simply Solid
Simply Strong

DIARECT is a trademark of BBI Solutions and/or its affiliates.

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

 Our Sights Are On Something Bigger  5  Driven to do More  Global Leader  Secret Sauce  Born to Innovate  We Can Help  The problems we address and the markets we serve are growing. We are directly relevant.   The global leader in medical device coatings and in vitro diagnostics specialty reagents.  We’ve been the secret sauce but received a fraction of the value – and couldn’t control our destiny.  We are innovators. We owe it to our shareholders to command the return that fully reflects the value of our innovations.  Vascular disease is pushing healthcare to the brink. We can make a difference.  Our journey has prepared us. This is just the beginning.          © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.  Simply Better.    Simply Strong  Simply Solid  Simply Radial  Simply Pounce  Simply DCB  Simply Driven  Simply Surmodics

6

What **Matters** Most



It's personal.
We are on a mission.

Patients

No one should suffer from lifelong disability when the right treatment at the right time could have prevented it.

Customers

Life-changing technology must move quickly into the hands of physicians everywhere. And it needs to happen fast.

Employees

Surmodics employees are personally invested to drive this change. That's why we work here.

Shareholders

We recognize the investment made to support our mission. We are driven to quickly maximize shareholder return.

Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

7

Simply Better **Solutions**

We Innovate
Learn more about our product portfolios

Vascular Device Platforms

RADIAL ACCESS

- Sublime Radial System

THROMBO-EMBOLECTOMY

- Pounce ARTERIAL Thrombectomy
- Pounce VENOUS Thrombectomy

DRUG-COATED BALLOONS

- SurVeil™ DRUG COATED BALLOON
- Sundance™ DRUG-COATED BALLOON
- Avess™ Drug Coated Balloon

Simply **Better.**
Simply Surmodics
Simply Driven
Simply DCB
Simply Pounce
Simply Radial
Simply Solid
Simply Strong

CAUTION: SurVeil™, Sundance™ and Avess™ Drug Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

SURMODICS

8

It's Not Enough To Be **Different**



	DIFFERENT	DIFFERENCE
Sublime™ Radial Access	• First 5F radial sheath • Longest length balloon catheters • Broke the trade-off between length & performance	*You can't treat what you can't reach. Get wherever you need to go — quickly and confidently – from any access site*
Pounce ARTERIAL Thrombectomy	• Stand-alone arterial mechanical device designed to clear chronic thrombo-embolic obstructions • Grab and go, on-table resolution	*An arterial clot can quickly cost a limb – or a life. Strike fast with a simple, surefire device that captures and removes hard clots*
Pounce VENOUS Thrombectomy	• First dual-action technology • Grab and go, on-table resolution • Device and procedure simplicity	*Clots adhere to veins and damage them on contact. We believe in moving fast: just grab and go.*
SurVeil™ DRUG COATED BALLOON	• First worldwide head-to-head RCT of next generation low-dose DCB vs high-dose DCB	*Comparable effectiveness achieved at a substantially lower dose of drug*

- Simply **Better.**
- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

9

Big Opportunities: We are Driven to Achieve

Large, Underpenetrated Markets Addressable By Our Innovations

Sublime Radial System	PAD Peripheral Artery Disease	0.8 M patients/year	$0.4 B TAM	<10% Penetrated
Pounce Thrombectomy System	PAO/DVT Peripheral Arterial Occlusion and Venous Thrombo-embolism	0.4 M patients/year	$2.2 B TAM Market	~15% Penetrated
SurVeil Drug-Coated Balloon	PAD ATK Peripheral Artery Disease Above-the-knee	0.5 M patients/year	$1.0 B TAM Market	~20% Penetrated

Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

Patient figures and ASP ranges based on Management Estimates as well as Public Health and Industry Data

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

SURMODICS

10

Our Commercialization Strategies Enable Us To Maximize Our Opportunities In Significant And Growing Markets


VALUE CREATION POTENTIAL
Direct Commercial Validation
100% of ASP
Development/ Manufacturing Partner
% of ASP
Technology Enabler
% of ASP
RELEVANCE

For illustration only. No representation is made or implied regarding the actual revenue Surmodics realizes relative to the ASP of any medical device or product.

Sublime Radial Access | Pounce Arterial Thrombectomy | Pounce Venous Thrombectomy

Direct Commercial Validation

- Focused commitment from sales and marketing
- Product development initiatives to expand portfolio
- Ability to expand and grow markets
- Enhanced customer insights to inform product development initiatives

Development/Mfg. Partnership

- SurVeil™ Drug-Coated Balloon
- Telemark™ Microcatheter
- Cook Advance Serenity™ PTA Balloons

B2B Technology Enabler

- Medical Coatings and IVD

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

ADVANCE SERENITY is a trademark of Cook Medical Technologies LLC and/or its affiliates.

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

11

We Are Committed To Driving Long-term Revenue Growth And Value Creation For Our Shareholders

- **Innovative product pipeline aimed at significant growth opportunities**
  - Seeking FDA approval for SurVeil™ DCB, which will address a $1.5B worldwide market opportunity through our commercial partner, Abbott[1]
  - U.S. FDA clearances on five unique and differentiated thrombectomy and radial access products to address market opportunities totaling up to $2.6 billion [1]
- **Direct commercialization of our thrombectomy and radial access products in FY2022**
  - Current team of 12 experienced sales professionals (avg. experience 21 years) will build on success with initial clinical evaluations
- **Technology-enabling Medical Device Coatings and In Vitro Diagnostics offerings**
  - Generate $80+ million of revenue annually
  - Expected to grow annually in the mid single digits
  - Provide consistent and reliable cash flow





Simply **Better.**
Simply Surmodics
Simply Driven
Simply DCB
Simply Pounce
Simply Radial
Simply Solid
Simply Strong

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.
(1) Patient figures based on Management Estimates as well as Public Health and Industry Data

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

SURMODICS

12

Our Fiscal 2022 Objectives Support Our Mission.

1 SurVeil™ Drug-Coated Balloon

- ❑ Achieve FDA PMA Approval
- ❑ Support the commercialization efforts of our partner, Abbott Vascular

2 Pounce™ Thrombectomy Platform and Sublime™ Radial Access platforms

- ❑ Validate commercial opportunity
- ❑ Capitalize on physician preference by establishing solid customer base with repeat business

3 Medical Device Coatings and In Vitro Diagnostics offerings

- ❑ Drive top-line revenue growth and optimize cash flow

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

SURMODICS

 13  CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

14

SurVeil™ DCB: Third-Generation Design

GOALS for 3rd generation device are focused on addressing important clinical problems

- **CLINICAL** – Similar therapeutic outcome with lower dose
  - Lower potential for complications
  - Wider therapeutic window

- **TECHNOLOGICAL** – Reduce Paclitaxel dose to 2.0 µg/mm²; improve uniformity of drug delivery/distribution
  - Better efficiency of drug transfer
  - Reduction in downstream embolization
  - Market-leading device has 75% higher dose

SurVeil™ DCB



THESIS: similar outcome with lower dose of cytotoxic drug
- Advance the state of the art
- Provide better therapeutic choice

Check here for product specs and TRANSCEND 12-month data

Simply **Better.**
Simply Surmodics
Simply Driven
Simply DCB
Simply Pounce
Simply Radial
Simply Solid
Simply Strong

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

SurVeil DRUG COATED BALLOON
SURMODICS

15

Commercialization Of Our SurVeil™ DCB Has The Potential To Be A Significant Growth Catalyst

Above-the-knee Balloon Angioplasty Market – U.S.[1]

~500,000
Annual SFA Procedures in the US


U.S. TAM
$1B
~20% Penetration

~100,000
Annual ATK DCB Procedures in the US

(1) Patient figures based on Management Estimates as well as Public Health and Industry Data

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

Our commercial partnership with Abbott is expected to lead to a significant and growing revenue stream upon commercialization

- **Jun 2020** – CE mark received
- **Jan 2021** – TRANSCEND 12-mo. data presented at Leipzig Interventional Course (LINC) 2021
- **Jun 2021** – All modules for FDA PMA approval have been submitted
- **FY22/FY23** – Targeting PMA approval and commercial launch with our partner, Abbott

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

16

DCB Platform Extensions

Sundance™ Below-The-Knee DCB


Hydrophilic shaft coating
Surmodics Serene™ hydrophilic coating
Surmodics .014" PTA platform
2 – 4 mm diameter
20 – 220 mm lengths
Uniform sirolimus drug coating
Sirolimus + Proprietary Excipient
360° uniform coating coverage
Sundance

- First in human study 6-month follow-ups complete and preliminary analysis underway

Avess™ AV Fistula DCB


Surmodics .035" PTA platform
4 – 12 mm diameter
40 – 80 mm lengths
Uniform paclitaxel drug coating
Paclitaxel + Proprietary Excipient
360° uniform coating coverage
Avess

- First in human study results presented at 2020 VIVA conference by Dr. Andrew Holden, MBChB
- Freedom from revascularization at six months was greater than 90% for the 12 subjects (one re-intervention) with no AVF's thrombosed. Safety endpoints met.

Simply **Better.**
Simply Surmodics
Simply Driven
Simply DCB
Simply Pounce
Simply Radial
Simply Solid
Simply Strong

CAUTION: Sundance™ and Avess™ Drug Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

SurVeil DRUG COATED BALLOON

SURMODICS

17

Poised, Positioned and Ready to Pounce



Poised, Positioned and Ready to **Pounce**.

Poised: Two stand-alone, easy-to-use, highly effective mechanical thrombectomy devices; one for arterial use, the other for venous cases

Positioned: Simple, effective designs make these devices ideal first-line treatments in their respective spaces

Pounce into action with intuitive, off-the-shelf devices that empowers physicians to rapidly respond, remove clot, and restore blood flow when time is of the essence

Simply **Better.**
Simply Surmodics
Simply Driven
Simply DCB
Simply Pounce
Simply Radial
Simply Solid
Simply Strong

Pounce ARTERIAL Thrombectomy

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

 18  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

19

An Elegant Solution to a Complex Clinical Problem

Check out the full animation and additional product details



After the basket wire assembly is delivered distal to the location of the thrombus, two nitinol self-expanding baskets are deployed distal to the clot.



The baskets capture the clot and are retracted into a trumpet shaped nitinol wire mesh.



With the clot entrained, the trumpet assembly is then collapsed into a minimum 7 Fr guide sheath through which the clot is withdrawn and removed from the body.

Pounce™ Arterial Thrombo-embolectomy System

- Designed to capture and remove organized and unorganized thrombo-emboli in the arterial peripheral vasculature
- Off-the-shelf, stand-alone device – designed for use in time critical situations, with no additional capital equipment required. Packaged in one 'grab & go' configuration.
- Intuitive, simple set up, limited learning curve
- On-the-table solution designed to lower risk of bleeding complications associated with use of thrombolytics

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

Pounce ARTERIAL Thrombectomy

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

20

There Are Large, Underpenetrated Market Opportunities In Clot Removal

ARTERIAL CLOT REMOVAL U.S. MARKET

55,000
Patients treated with arterial clot removal procedure


Arterial
$0.8 Billion
30% Current Penetration
ASP Ranges: $2K–$5K

185,000
PAO/CLI patients

VENOUS THROMBOEMBOLISM (VTE) CLOT REMOVAL U.S. MARKET

21,000
Patients treated with mechanical thrombectomy


DVT
$1.4 Billion
9% Current Penetration
ASP Ranges: $2K–$7K

240,000
Iliofemoral DVT patients

15,000
Patients treated with mechanical thrombectomy


PE
$1.7 Billion
8% Current Penetration
ASP Ranges: $2K–$12K

200,000
Massive and Sub-Massive PE's

Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

Patient figures and ASP ranges based on Management Estimates as well as Public Health and Industry Data
Our devices have not received DVT and/or PE disease state clinical indication clearance at this time.

Pounce ARTERIAL Thrombectomy

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

 21  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

22

There's a Lot More Life Left in These Limbs


Get In. Get Out.
Get on With Life.

DVT is a major health problem affecting >800,000 U.S. patients/year[(1)]

Currently available technologies have shortcomings that limit broad-scale adoption

Delays in treatment can impact longer-term outcomes and elevate risk of post-thrombotic syndrome

Clinical Indication: Indicated for mechanical de-clotting and controlled and selective infusion of physician specified fluids, including thrombolytics, in the peripheral vasculature

Device Status:
FDA Clearance 2020; CE Mark approval 2021
19-patient study with 12-month follow-up
Market evaluations scheduled 2022

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

Pounce VENOUS Thrombectomy

SURMODICS

(1) Virani SS, Alonso A, Benjamin EJ, et al. Heart Disease and Stroke Statistics-2020 Update: A Report From the American Heart Association. Circulation. 2020;141(9):e139-e596.

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

23

Pounce Venous Thrombectomy: Patient First

Atraumatic design.

Designed to separate, not core.
Venous thrombectomy should strive to be faster, more efficient, more intuitive and minimize hardware impact on anatomy

The goal: Enable faster treatment and greater accessibility throughout the healthcare system

10 Fr access:
Lower profile reduces concerns about popliteal access, anatomical impact, and closure complications.


Competitive Device
Pounce™ Venous Thrombectomy
Iliofemoral clot

Because a vein is an **organ.**

Reduced landing zone: Pounce venous thrombectomy requires a shorter landing zone compared to the longer coring mechanism and collection bag of competitive mechanical device


10 Fr
Compatible Guidewire
.018" OTW
Diameter Range
6 – 16 mm

Minimal hardware footprint: Rounded outer edge of the flexible basket is the only point where metal meets tissue

Self-adapting radial force: Basket maintains consistent circumferential force in veins ranging from 6-16 mm diameter

Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

Pounce VENOUS Thrombectomy
SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

24

Pounce Venous Thrombectomy: Product Design

See it in action.
View the animation and device specs



Expand the basket using the handle dial.



Activate the extraction screw



Pull the catheter through the clot

Dual-action Mechanical Thrombectomy separates clot from vein wall and extracts it at the point of collection—*without* removing the device from the patient

1. **Wall-to-wall clot capture**
   Consistent spring tension basket separates clot from the vein wall and channels it to a window on the catheter lumen

2. **Motorized removal**
   The 25,000-RPM extraction screw draws clot from the basket and rapidly removes it from the patient





Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

Pounce VENOUS Thrombectomy

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

 25  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

Targeting the Greatest Needs and Largest Opportunities

Perfect for the OBL: Radial is less invasive, fewer complications, rapid recovery, faster throughput

When a limb is on the line, you absolutely, positively have to get there (from any access site).

PVI SERVICES BY LOCATION



HOSPITAL
(25.7%)
Decrease in PVI
OBL
305.7%
Increase in PVI
ASC
(12.9%)
Decrease in PVI

Peripheral Vascular Interventions (PVIs) are rapidly shifting to office-based labs

CHANGE IN PVI PROCEDURE VOLUME BY ANATOMICAL LOCATION



31.3%
Increase in PVI
ILIAC
(18%)
FEMOROPOPLITEAL
28.5%
TIBIAL/PERONEAL
74%

Majority of PVI procedure growth is focused below the knee (BTK)

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

Schramm KM, DeWitt PE, Dybul S, et al. Recent Trends in Clinical Setting and Provider Specialty for Endovascular Peripheral Artery Disease Interventions for the Medicare Population. J Vasc Interv Radiol. 2020;31(4):614-621.e2.

Sublime Radial Access

SURMODICS

© 2022 Surmodics, Inc. · CONFIDENTIAL · All rights reserved.

27

Radial Access Technology Can Accelerate the Shift to OBLs

Learn more about the proven benefits of radial access



Lasting impressions last.

REDUCED COMPLICATIONS
50–80% relative risk reduction in access site complication[1,2]

REDUCED BLEEDING
47% reduction in major bleeding and a 77% reduction in complications when using radial access[1,3]

RAPID RECOVERY
Quick ambulation and early discharge frees up staff, beds and resources to increase volume[1,4]

POSITIVE EXPERIENCE
Patients prefer transradial approach because they experienced less pain and greater walking ability post-procedure[1,5]

Simply **Better.**
- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

1. As compared to transfemoral access in coronary procedures. 2. Jolly SS, Yusuf S, Cairns J, et al. Radial versus femoral access for coronary angiography and intervention in patients with acute coronary syndromes (RIVAL): a randomised, parallel group, multicentre trial. Lancet 2011;377:1409-20. 3. Ferrante G, et al. Radial Versus Femoral Access for Coronary Interventions Across the Entire Spectrum of Patients with Coronary Artery Disease. A Meta-Analysis of Randomized Trials. JACC: Cardiovascular Interv. Vol 9(14), 25 July 2016:1419-1434. 4. Lindner SM, McNeely CA, Amin AP. The Value of Transradial: Impact on Patient Satisfaction and Health Care Economics. Interv Cardiol Clin. 2020 Jan;9(1):107-115. 5. Cooper C, El-Shiekh R, Cohen D, et al. Effect of transradial access on quality of life and cost of cardiac catheterization: a randomized comparison. Am Heart J. 2010; 138(3), 430-436.

Sublime Radial Access

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

28

Sublime™ Radial Access Expands The Market By Enabling Radial Access

Radial Access PTA Catheter U.S. Market

<1,000

Patients treated with radial access interventions


0.014" PTA
(BTK)
$60 Million
<1% Current Penetration

125,000

Patients treated with 014" PTA interventions

13,000

Patients treated with radial access interventions


0.018" PTA
(ATK+BTK)
$50 Million
8% Current Penetration

150,000

Patients treated with 018" PTA interventions

Radial Access Guide Sheath U.S. Market

70,000

Patients treated with radial access interventions


Radial Guide
Sheath
$240 Million
9% Current Penetration

810,000

Patients treated with ATK or BTK Interventions

Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

Patient figures and ASP ranges based on Management Estimates as well as Public Health and Industry Data

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

Sublime Radial Access

SURMODICS

29

Sublime™ Platform Can Get You There From Any Access Site



Why will SUBLIME products make you jump for joy?

When It Absolutely, Positively Has To Get There.

When a limb is on the line, physicians need to be confident they can tackle tough lesions.

- Sublime™ Guide Sheath beats the competition:
  - Kink resistance – 60% better kink resistance[1]
  - Radial Strength – 15% stronger[1]
  - Torque Transmission – 1.3X better torque response[1]
- Sublime™ PTA Balloons provide superior lesion crossing capabilities at longer lengths than others
  - Crossability[1] and pushability[1] exceed other PTA balloons
  - Our 250 cm 014" Sublime™ RX PTA catheter is 50 cm (25%) longer than any other commercial 014" PTA balloon

[1]Based on average measurements from bench testing by Surmodics, Inc. Data on file. Scan QR code to view competitive testing.

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

Sublime Radial Access

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

 Medical Device Coatings    30  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

31

The Magic Is In The Coating

See why we're the best
Watch video

Surmodics' coatings are critical to the successful delivery of medical devices used in complex procedures where maneuverability and control are essential



Hydrophilic

Low friction and low particulates to improve deliverability



Hemocompatible

Active and passive coatings; customizable to blood compatibility and durability requirements



Drug-Delivery

Durable and biodegradable coatings using proprietary polymers to control delivery rates and mechanical properties

Estimated Distribution of Surmodics' Royalty Revenues

ROYALTY REVENUE DISTRIBUTION[1]

<10% — 25%-35%



Neurological
Royalty Rev = 25-35%
CAGR = 6-10%

Structural Heart
Royalty Rev = <10%
CAGR = 12–15%

Cardiovascular
Royalty Rev = 25-35%
CAGR = (1)-2%

Peripheral Vascular
Royalty Rev = 25-35%
CAGR = 4-6%

Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

SURMODICS

[1] CAGRs = Needham & Associates and Company estimates (prior to COVID-19 Pandemic)
[2] Based upon Surmodics' historical royalty revenue mix

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

32

A Stable Foundation For Future Growth

Medical Device Coatings

- Over 150 license agreements among 100 customers
- 30 U.S. patents issued; 64 International patents Issued
- Royalty rates for new licenses typically range from 2-3% for the device application
- Product gross margins on the high end of medical device industry averages

ANNUAL COATINGS REVENUE (MILLIONS)


80
70
60
50
40
30
20
10
0
$57.4
$51.5
$54.9
2019
2020[1]
2021
Growth:
4%
(10)%
10%

(1) Impacted by COVID-19 as well as patent expiration for our 4th generation coating

REVENUE BREAKDOWN


16%
26%
58%
Royalties & License Fees
Product
Research & Development

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

 33  In Vitro Diagnostics (IVD)  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

34

Leading Provider Of Components for IVD Tests and Microassays

Check out our full line of products



Protein stabilizers, diluents & blockers

ELISA substrates

Microarray slides & surfaces

Antigens & antibodies from DIARECT™ part of BBI solutions™

Stop solutions & support reagents

In Vitro Diagnostics

- Our components are used in test kits sold by the majority of the top ten global in vitro diagnostics companies
- > 1000 unique customers in several categories: Kit manufacturers, R&D institutions, Distributors and OEM's
- Point of care testing and regulatory changes are disrupting the market and represent opportunity for market share growth

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

35

Our Business Model Creates Long-lasting Partnerships







Development Partners

Partnering with customers during test development allows us to supply high performance critical raw material components for new immunoassay tests

Focus on Quality

Our focus on quality ensures streamlined manufacturing and consistent assay performance throughout the commercial life of the product

Customer Service

Gold standard customer service, technical support and regulatory expertise keep customers loyal to Surmodics IVD

Simply **Better.**

- Simply Surmodics
- Simply Driven
- Simply DCB
- Simply Pounce
- Simply Radial
- Simply Solid
- Simply Strong

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

36

Continued Outstanding Results

IN VITRO DIAGNOSTICS

REVENUE (MILLIONS)


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.7
$23.5
$26.9
2019
2020
2021
Growth:
4%
8%
14%

- Our IVD business is expected to continue to deliver mid-to-high single digit revenue growth annually
- Strong and growing customer base with broad portfolio of differentiated products
- Operating margin has improved each of the past three years to approximately 51% of revenue, or $13.8 million in FY2021
- The $15-$17B global immunoassay market is expected to grow 3-4%, annually
- Recent M&A transactions have valued diagnostics suppliers at 14-16X EBITDA[1]

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

SURMODICS

[1] Recent precedent transactions

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

 37  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.  Surmodics Business Segments  For the twelve months ended September 30, 2021  BUSINESSSEGMENTREVENUE  IVDBUSINESS26%   MEDICAL DEVICES74%

38

History of Strong Financial Performance

Funding our Growth Investments from Within:

Our solid balance sheet and financial performance has self-funded our growth-driving portfolio investments

- $40.9 million of cash/investments as of September 30, 2021
- Operating cash flow of $15.4 million and Adjusted EBITDA of $12.0 million for fiscal 2021

QUARTERLY REVENUE (MILLIONS)


$22.3
$35.0
$23.9
$24.0
Q1 2021
Q2 2021(1)
Q3 2021
Q4 2021

ANNUAL REVENUE (MILLIONS)


$81.3
$100.1
$94.9
$105.1
$97-
$101
2018
2019
2020
2021
2022E

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

(1) Includes $10.8 million related to the successful completion of a milestone in our SurVeil™ DCB agreement with Abbott

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

SURMODICS

39

Capital Allocation Priorities

Our long-term capital allocation priorities remain unchanged

We continue to support long-term value creation through investment in our innovative product platforms

Available Capital ($'s in Millions)	September 30, 2021
Cash	$31.2
Available-for-sale Investments	$9.7
Revolving Line-of-Credit	$15.0
Total	**$55.9**

Available Capital

Protect Liquidity & Balance Sheet

Invest in Long-term Value Creation

Support the Core Businesses

- Optimize revenue and cash flow performance

Invest in Innovation

- Drug-coated balloons
- Thrombectomy platform
- Radial access platform

Validate Commercial Opportunity

- Build infrastructure to support commercialization of our Pounce™ and Sublime™ products

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL. All rights reserved.

40

Financial Guidance

(As presented Nov. 10, 2021)

2022 Financial Guidance

Total Revenue: $97 million to $101 million, including:

- $4.5 - $5.0 million of SurVeil™ DCB license fee revenue (compared with $16.0 million in fiscal 2021)[1]
- $2.0 - $2.5 million of Pounce™ and Sublime™ product sales

GAAP Loss per Share[2]: $(2.05) to $(1.55), including:

- Approximately $10 million to support commercialization of our Pounce™ and Sublime™ products
- Approximately $10 million of additional R&D investments to accelerate strategic initiatives

Non-GAAP Loss per Share(2): $(1.75) to $(1.25)

Long Term Objectives

Consistent double-digit revenue growth beginning in fiscal 2023, driven by expected commercialization of SurVeil™, Pounce™ and Sublime™

Simply **Better.**

Simply Surmodics

Simply Driven

Simply DCB

Simply Pounce

Simply Radial

Simply Solid

Simply Strong

(1) Our fiscal 2022 SurVeil DCB revenue is driven by the recognition of the upfront and milestone payments totaling $61.8 million that have been received, pursuant to our distribution and development agreement with Abbott.

(2) GAAP earnings per share is the estimated fiscal 2022 diluted earnings per share as determined by U.S. generally accepted accounting principles. Non-GAAP earnings per share adjusts GAAP earnings per share for estimated fiscal 2022 acquired intangible amortization totaling $0.30 per share, net of tax.

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

SURMODICS

 41  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.  SURMODICS, SUBLIME, POUNCE, SURVEIL, SUNDANCE, AVESS, TELEMARK, SERENE and the SURMODICS, SUBLIME, POUNCE, SURVEIL, SUNDANCE and AVESS logos are trademarks of Surmodics Inc. and/or its affiliatesAll rights reserved. 01/22

 Appendix    42  © 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

43

Strategic Agreement with Abbott

Abbott


SurVeil
BALLOON

February 27, 2018 – Abbott and Surmodics Announced Agreement for Next-Generation Drug-Coated Balloon Development and Commercialization

- Exclusive worldwide commercialization rights for SurVeil™ drug-coated balloon (DCB) for superficial femoral artery (SFA)
- Option to negotiate agreement for Sundance™ below-the-knee (BTK) DCB
- We have received $60.8 million in total milestones from Abbott
- Final milestone of up to $30 million due upon receipt of PMA approval from the FDA
- Received Abbott's good faith estimate of U.S. product launch quantities
- Revenue to be realized from product sales to Abbott, including a base transfer price plus a share of profits from Abbott sales of the device

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

ABBOTT and ABBOTT logo are trademarks of Abbott Laboratories Corp. and/or its affiliates.

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

SURMODICS

Surveil™ DCB - Impact to Financials

$61M of the potential $91M of SurVeil™ DCB upfront and milestone **payments** have been achieved through Q4 FY2021

Payment	Amount	Date
Upfront License Fee	$25M	Feb 2018
TRANSCEND Enrollment Milestone	$10M	Aug 2019
CE Mark Milestone	$10.8M	June 2020
Clinical Report Milestone	$15M	Feb 2021

~78% of the estimated total **$35M – $40M** TRANSCEND Clinical Study **costs** were incurred through Q4 2021

Upfront and milestone revenue is recognized based upon the % of the TRANSCEND study costs incurred*

For example, FY'19 revenue was recognized as follows:

- Upfront license fee · $25M x (~51% · ~18%) = $8.4M
- TRANSCEND completion milestone · $10M x ~51% = $5.1M

*TRANSCEND costs incurred following the execution of the SurVeil™ DCB development and distribution agreement with Abbott Vascular

CAUTION: SurVeil™ Drug Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

TRANSCEND Study Cost Schedule(1)

	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
Value Creating Event	Abbott Agreement Signed	TRANSCEND Enrollment Complete	CE Mark Received	Final Clinical Report Delivered	U.S. PMA Approval Expected			5-year Follow-Up Complete
Estimated % of TRANSCEND Study Costs Incurred *	~18%	~ 51%	~ 65%	~ 76%	~ 83%			~ 100%

Revenue Recognition Schedule

Revenue ($ in millions)	FY 2019A	FY 2020A	FY 2021A	FY 2022E
Upfront License Fee	$8.4	$3.5	$2.6	$1.8 – $2.0
TRANSCEND Completion Milestone	5.1	1.4	1.0	0.7 – 0.8
CE Mark Milestone	-	7.0	1.1	0.8 – 0.9
Clinical Report Milestone	-	-	11.3	1.2 – 1.3
PMA Approval Milestone (2)	-	-	-	-
Total SurVeil Upfront & Milestone Revenue	**$13.5**	**$12.0**	$16.0	**$4.5- $5.0**
Cumulative Revenue	$17.9	$29.9	$45.9	$50.4 - $50.9
% recognized *	~ 51%	~ 65%	~ 76%	~ 82-84%

(1) Based on the costs incurred and expected to be incurred from the execution of the Abbott agreement and not the actual cost from study inception
(2) PMA milestone revenue would be approximately $25M if the milestone is met in fiscal 2022

We expect to recognize the entire $60.8 million associated with the license fee and achieved milestones over the period ending fiscal 2025; revenue from the $30 million of outstanding milestones (if any) will be recognized over the same time period, beginning in the period of achievement

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

45

MANAGEMENT TEAM



Gary R. Maharaj
President and Chief Executive Officer
(2010)



Timothy J. Arens
Senior Vice President of Finance and Information Technology and Chief Financial Officer
(2007)

IN VITRO DIAGNOSTICS



Joseph J. Stich
Senior Vice President of Human Resources and General Manager of In Vitro Diagnostics
(2010)

VASCULAR INTERVENTIONS



Teryl L.W. Sides
Senior Vice President of Product Development and Chief Marketing Officer, Vascular Interventions
(2018)

MEDICAL DEVICES



Charles W. Olson
Senior Vice President of Commercial and Business Development, Medical Devices
(2001)



Gordon S. Weber
Senior Vice President of Legal, General Counsel & Secretary
(2020)



Nusrath Sultana, M.D.
Vice President of Clinical Affairs
(2020)

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.

SURMODICS

46

Clinical Advisors



Gary Ansel, MD, FACC
Clinical Advisor — Interventional Cardiology
Healthcare Insights



Stephen Black, MD
Clinical Advisor — Vascular Surgeon
St. Thomas Hospital



Marianne Brodmann MD, PhD
Clinical Advisor— Interventional Cardiology
Division of Angiology Medical University Graz



Raghu Kolluri, MD, MS, RVT
Clinical Advisor — Vascular Medicine & Vascular Labs
Ohio Health Heart and Vascular Service



Michael Lichtenberg,
Clinical Advisor — Interventional Angiologist
Klinikum Hochsauerland



Constantino Peña, MD
Clinical Advisor — Vascular and Interventional Radiology
Miami Cardiac & Vascular Institute



Ken Rosenfield, MD
Chair Advisory Board — Interventional Cardiology
Massachusetts General Hospital



Peter Schneider, MD
Clinical Advisor — Vascular Surgery
University California San Francisco



Prof. Ramon Varcoe
Clinical Advisor — Vascular Surgeon
Prince of Wales Hospital



Renu Virmani, MD, FACC
Clinical Advisor — Cardiovascular Pathologist
CVPath

SURMODICS

© 2022 Surmodics, Inc. CONFIDENTIAL All rights reserved.